EXHIBIT 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of CONOLOG CORPORATION (the "Company") on Form 10-QSB for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert S. Benou and Marc Benou, the Chief Executive Officer and the Chief Operating Officer and the President, Chief Operating Officer and Secretary, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ ROBERT S. BENOU
                                              -------------------
                                              Robert S. Benou
                                              Chief Executive Officer and
                                              Chief Financial Officer

                                              /s/ MARC BENOU
                                              --------------
                                              Marc Benou
                                              Chief Operating Officer,
                                              President and Secretary

December 15, 2003